UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2004
Date of Report (Date of earliest event reported)

XLR MEDICAL CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-59872	88-0488851
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 3400 Park Place, 666 Burrard Street
Vancouver, British Columbia	V6C 3P6
(Address of principal executive offices)	(Zip Code)

(604) 676-5247
Registrant's telephone number, including area code

RELAY MINES LIMITED
1040 West Georgia Street, Suite 1160,
Vancouver, British Columbia, Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K originally filed by XLR Medical Corp. (“we”, “us”, “our” or the “Company”), on September 17, 2004 is being filed to disclose the change to the Company’s fiscal year end which occurred as a result of the Company’s acquisition of and merger with TSI Medical Corp. (“TSI”).

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements, identified by words such as “plan”, "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 2 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (“SEC”), particularly our annual reports on Form 10-KSB, our quarterly reports on Form 10-QSB and our current reports on Form 8-K.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03     CHANGE IN FISCAL YEAR

Under generally accepted accounting principles, our acquisition of and merger with TSI Medical Corp. (“TSI”), which was completed on September 15, 2004, is to be accounted for as a reverse acquisition. As such, TSI shall be treated as the acquiring entity for accounting purposes and the fiscal year end of TSI, being January 31, 2005, has been adopted for purposes of our reporting obligations under the Securities Act and the Exchange Act.

Accordingly, for periods ending after September 15, 2004, we will file our periodic reports based on the fiscal year of TSI. As such, we will not file a Quarterly Report on Form 10-QSB for the period ended September 30, 2004, but will instead file a Quarterly Report on Form 10-QSB covering the period from July 1, 2004 to October 31, 2004, including consolidated balance sheets as at October 31, 2004 and January 31, 2004, statements of operations for the three month and nine month periods ended October 31, 2003 and 2004 and statements of cash flows for the nine months ended October 31, 2003 and 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLR MEDICAL CORP.

Date: November 22, 2004	By:	/s/ Logan B. Anderson

Logan B. Anderson
President, Principal Executive Officer,
Treasurer and Principal Financial Officer